SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_| check the appropriate box:
| | Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive  Additional  Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          LATIN AMERICAN CASINOS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

         -----------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3) Filing Party:

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         4) Date Filed:

         -----------------------------------------------------------------------

                          LATIN AMERICAN CASINOS, INC.






                                 NOTICE OF 1998
                                 ANNUAL MEETING
                              OF STOCKHOLDERS AND
                                PROXY STATEMENT







================================================================================
                            YOUR VOTE IS IMPORTANT!

     PLEASE  PROMPTLY MARK,  DATE,  SIGN, AND RETURN YOUR PROXY IN THE
     ENCLOSED ENVELOPE.
================================================================================

                          LATIN AMERICAN CASINOS, INC.



                                                                    May 29, 1998



Dear Stockholder:

         On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Latin American Casinos, Inc. on June 29, 1998, in Miami, Florida. Information about the meeting is presented on the following pages.

         In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

         Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.



                                         Sincerely,

                                         /s/ Lloyd Lyons
                                         -----------------------------
                                             Lloyd Lyons
                                             Chairman of the Board and
                                             Chief Executive Officer

                          LATIN AMERICAN CASINOS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                        May 29, 1998



     The annual meeting of the stockholders of Latin American Casinos, Inc. (the "Company") will be held at the Conference Center of R.I.U. Pan American Ocean Resort, 17875 Collins Avenue, Miami Beach, Florida 33160, on June 29, 1998, at 10:00 A.M. local time, for the following purposes:

     1.   To elect the Directors of the Company to serve for the ensuing year;

     2. To approve the engagement of Shubitz, Rosenbloom & Co., P.A. as the Company's independent accountants for the year 1998; and

     3. To transact such other and further business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 22, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's office, 3941 N.E. 163rd Street, North Miami Beach, FL 33160 after May 29, 1998, for inspection by any stockholder for any purpose germane to the meeting.

                                             By Order of The Board of Directors,

                                             /s/ Geraldine Lyons
                                             -------------------
                                                 Geraldine Lyons
                                                 Secretary

                          LATIN AMERICAN CASINOS, INC.


                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Latin American Casinos, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive office is 3941 N.E. 163rd Street, North Miami Beach, FL 33160. This Proxy Statement and the form of proxy are being mailed to stockholders on or about May 29, 1998.


                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of Item 2 in the Notice of Annual Meeting. The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the Proxy Committee named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by that Committee in a manner that the members of the Committee (in their judgment) consider to be in the best interests of the Company.


                          RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on May 22, 1998, are entitled to vote at the meeting. On such record date the Company had outstanding and entitled to vote 3,300,000 shares of Common Stock. Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified. In the event that any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

     The names of the nominees and certain other information about them is set forth below:

                                                               Director
Name                                 Age                        Since
----                                 ---                       --------

Lloyd Lyons                          57                         1989
Donald D. Schiffour                  66                         1992
Jose A. Caballero                    41                         1994
Angel Garcia                         38                         1995
Ronald Zaid                          61                         1997

     LLOYD LYONS is Chairman of the Board and Chief Executive Officer and is the founder of the Company. Prior to founding the Company, Mr. Lyons was General Manager and auctioneer of Miami Recovery Corp., a Miami-based used car auction company, from 1987 to 1989. From 1984 to 1987, Mr. Lyons was President and sole stockholder of National Lien and Recovery Corp. of Florida, a firm which specialized in recovering movable assets subject to mortgages and liens. Mr. Lyons is a licensed auctioneer and has over 30 years experience in the used car business.

     DONALD D. SCHIFFOUR is Vice President, Chief Financial Officer and a Director of the Company. Mr. Schiffour joined the Company as Vice President of International Operations in June 1992 and in 1994 he was appointed as the Company's Chief Financial Officer. Prior to joining the Company, Mr. Schiffour was the General Manager for Samson Automobile Leasing, Co., in Pittsburgh, Pennsylvania.

     JOSE A.CABALLERO has served on the Board of Directors since April, 1994. Mr. Caballero is the Vice President of Exfi International Corporation, an advertising and marketing agency that specializes in doing work for companies that plan to expand their businesses into Latin America. Mr. Caballero has been with Exfi International Corporation since 1987.

     ANGEL GARCIA joined the Company in January 1995 and serves as President of LACI in Peru. Mr. Garcia was the Marketing Manager of Slot Operations for one of the largest casinos in Lima, Peru before joining LACI. He was named to the Board of Directors of the Company in April 1995.

     RONALD ZAID joined the Board of Directors in March 1997. Mr. Zaid has been a successful entrepreneur in many businesses including the leasing of security equipment and the car business.

                               EXECUTIVE OFFICERS

     The following table contains information as of May 1, 1998 regarding the executive officers of the Company:

Name                       Age       Office Held With The Company
----                       ---       ----------------------------

Lloyd Lyons                57        President and Chief Executive Officer
Donald D. Schiffour        66        Vice-President and Chief Financial Officer
Geraldine Lyons            58        Secretary
Angel Garcia               38        President, Subsidiary


     MR. LYONS information can be found with the above information concerning nominees for directors.

     MR. SCHIFFOUR'S information can be found with the above information concerning nominees for directors.

     GERALDINE LYONS has served as the Secretary of the Company since its inception. She is the wife of Lloyd Lyons, President and Chief Executive Officer of the Company.

     MR. GARCIA'S information can be found with the above information concerning nominees for directors.

                       APPROVAL OF INDEPENDENT ACCOUNTANTS
                           (ITEM 2 ON THE PROXY CARD)

     Action will be taken with respect to the approval of independent accountants for the Company for the year 1998. The Board of Directors has, subject to such approval, selected Shubitz Rosenbloom & Co., P.A. ("Shubitz, Rosenbloom") of Miami, Florida to serve in this capacity. Shubitz, Rosenbloom will serve as the Company's principal accountant to audit the Company's financial statements.

     Shubitz, Rosenbloom has represented to the Company that it has Spanish speaking accountants who are competent to handle the Company's changing needs and who have expertise in international tax and accounting issues.

     Representatives of Shubitz, Rosenbloom are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ENGAGEMENT OF SHUBITZ, ROSENBLOOM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for services rendered for the last three completed fiscal years to the Executive Officers of the Company whose cash compensation exceeded $100,000 during that year:

                           Summary Compensation Table

====================================================================================================================
                                 Annual Compensation                            Long Term Compensation
                    ----------------------------------------------- ------------------------------------------------
                                                                            Awards                  Payouts
                    ----------------------------------------------- ----------------------- ------------------------
       (a)             (b)         (c)         (d)         (e)          (f)         (g)        (h)          (i)
------------------- ----------- ----------- ---------- ------------ ------------ ---------- ----------- ------------
                                                          Other                                             All
     Name and                                            Annual     Restricted                             Other
     Principal                                           Compen-       Stock     Options/      LTIP       Compen-
     Position          Year       Salary      Bonus      sation       Awards       SARs      Payouts      sation
                                    $           $           $            $          (#)         $            $
=================== =========== =========== ========== ============ ============ ========== =========== ============
Lloyd Lyons,           1997      317,000        -           -            -        350,000       -            -
Chief Executive        1996      236,000     100,000        -            -           -          -            -
Officer                1995      236,000        -           -            -           -          -            -
=================== =========== =========== ========== ============ ============ ========== =========== ============

     The following table sets forth certain information as of December 31, 1997 concerning the value of unexercised options held by the officer named in the Summary Compensation Table above:

                                            Fiscal Year-End Option Values


--------------------------------------------------------------------------------------------------------------------
                                          Number of Shares                         Value of Unexercised
                                       Underlying Unexercised                      In the Money Options
                                    Options at December 31, 1997                 at December 31, 1997(1)
====================================================================================================================
            Name                 Exercisable        Unexercisable           Exercisable           Unexercisable
------------------------------ ---------------- ---------------------- ---------------------- ----------------------
         Lloyd Lyons               650,000                -                      0                      -
------------------------------ ---------------- ---------------------- ---------------------- ----------------------

(1) Represents the difference between the exercise price of the outstanding options and the closing bid price of the Common Stock as quoted by NASDAQ on December 31, 1997 of $2.50 per share.

     The following table sets forth the options granted by the Company during the year ended December 31, 1997 to the Chief Executive Officer of the Company.

                                                  Option/SAR Grants

--------------------------------------------------------------------------------------------------------------------
                                                Number of
                                               Securities      Percent of Total
                                               Underlying        Options/SARs
                                              Options/SARs        Granted to        Exercise or
                                                 granted         Employees In       Base Price
                   Name                            (#)            Fiscal Year         ($/Sh)       Expiration Date
                   (a)                             (b)                (c)               (d)              (e)
------------------------------------------- ------------------ ------------------ ---------------- -----------------
Lloyd Lyons, Chief Executive Officer             350,000            84.34%             $2.50            3/6/07
--------------------------------------------------------------------------------------------------------------------


                              EMPLOYMENT AGREEMENTS

     The Chief Executive Officer of the Company had an employment agreement for an annual salary of $200,000 subject to annual increases effective until December 19, 1996. Under the terms of the Employment Agreement, if the Company achieved a net profit before taxes of $1,000,000, the executive officer was entitled to a $100,000 bonus. If the Company achieved a net profit before taxes of $1,500,000, the executive officer was entitled to a $150,000 bonus.

     In January 1997, the Company entered into a new five-year employment agreement with the Chief Executive Officer which provides for an annual salary commencing January 1997 of $275,000 and increasing $25,000 per annum commencing January 1, 1998. The agreement provides for an adjustment in salary to reflect increases, but not decreases, in the consumer price index. The agreement further provides that in the event of either a merger, consolidation sale or conveyance of substantially all the assets of the Company which results in the discharge of the Chief Executive Officer, he would be entitled to 200% of the balance of payments remaining under the contract. Further, the agreement provides that an annual bonus may be awarded to the CEO at the discretion of the Board of Directors.

     Other than the incentive bonus plan described above and the stock option plans described below, as of December 31, 1997, the Company does not have any contingent forms of remuneration, including any pension, retirement, stock appreciation, cash or stock bonus, or other compensation plan.

1991 INCENTIVE STOCK PLAN AND 1994 STOCK OPTION PLAN

     The Company adopted the Incentive Stock Plan (the "1991 Plan") in 1991. The maximum number of shares available for issuance under the 1991 Plan is 450,000 shares. In June 1994 the Board of Directors adopted the 1994 Stock Option Plan (the "1994 Plan"). The maximum number of shares available for issuance under the 1994 Plan is 1,000,000 shares. The Plans are designed to provide additional incentives for Directors and officers and other key employees of the Company, to promote the success of the business and to enhance the Company's ability to attract and retain the services of qualified persons. The Plans are administered by the Compensation Committee of the Board of Directors consisting of Messrs. Lyons, Caballero and Zaid. The 1991 Plan and the 1994 Plan authorize the Compensation Committee to grant key employees selected by it until September 30, 2001 and June 2004, respectively, incentive stock options and non-qualified stock options. The exercise price of shares of Common Stock subject to options qualifying as incentive stock options must be not less that the fair market value of the Common Stock on the date of the grant. The exercise price of incentive options granted under the Plans to any participant who owns stock possessing more than 10% of the total combined voting power of all classes of outstanding stock of the Company must be at least equal to 110% of the fair market value on the date of grant. To date, 907,500 options have been issued under the 1994 Plan, but none have been exercised.

     The Board of Directors may amend the Plans at any time but may not, without shareholder approval, adopt any amendment which would materially increase the benefits accruing to participants or materially modify the eligibility requirements. The Company also may not, without shareholder approval, adopt any amendment which would increase the maximum number of shares which may be issued under the Plans unless the increase results from a stock dividend, stock split or other change in the capital stock of the Company.

     The Company may adopt additional compensation programs at a later date suitable for its executive personnel. The Company is unable to predict at this time the format or manner of compensation to be included in any such program.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding shares of the Common Stock beneficially owned as of March 31, 1998, by (i) each person or a group, known to the Company, who beneficially owns more than 5% of the Common Stock, (ii) each of the Company's directors, and (iii) all officers and directors as a group:


                                          NUMBER OF
                                           SHARES
                                         BENEFICIALLY            PERCENT OF
NAME                                       OWNED(1)                CLASS
----                                       --------                ------

Lloyd Lyons                             1,734,612(2)               43.91%
c/o Latin American
  Casinos, Inc.
3941 N.E. 163rd Street
North Miami Beach, FL  33160

Donald D. Schiffour                        82,000(3)                2.43%
c/o Latin American
  Casinos, Inc.
3941 N.E. 163rd Street
North Miami Beach, FL  33160

Geraldine Lyons                           198,072(4)                5.87%
c/o Latin American
  Casinos, Inc.
3941 N.E. 163rd Street
North Miami Beach, FL  33160

Angel Garcia                               65,000(5)                1.93%
Mariscal Sucre 321 Miraflores
Lima, 18 Peru

Ronald Zaid                                 3,000                    *
16 Birchwood Park Court
Jericho, NY  11753

Jose A. Caballero                               0                      0%
12900 SW 11th Avenue
Miami, FL  33176

All Officer and Directors               2,082,684                  54.14%
as a group

-----------------------------

(1)  Based  on  a  total  of  3,300,000   shares  of  Common  Stock  issued  and
     outstanding.

(2) Includes options to purchase 650,000 shares of Common Stock of the Company exercisable at $2.50 per share.

(3) Includes options to purchase 75,000 shares of Common Stock of the Company exercisable at $2.50 per share.

(4) Includes options to purchase 75,000 shares of Common Stock of the Company exercisable at $2.50 per share and 123,072 shares of Common Stock held in trust for the grandchildren.

(5) Includes options to purchase 65,000 shares of Common Stock of the Company exercisable at $2.50 per share.

 *   Less than 1%.


                          COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by the regulation to furnish the Company with copies of the Section 16(a) forms which they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent (10%) beneficial owners were complied with.

                              CERTAIN TRANSACTIONS

     During the year ended December 31, 1993, the Company loaned $150,000 to Lloyd Lyons. In 1994, Mr. Lyons repaid $21,000 of this amount. Interest is being accrued and paid at a rate of prime plus 1% per annum. As of December 31, 1997, all interest accrued on the loan had been paid to the Company in a timely manner.


                   ADDITIONAL INFORMATION CONCERNING THE BOARD
                           OF DIRECTORS OF THE COMPANY

     Regular meetings of the Board of Directors of the Company are normally held quarterly. During 1997, the Board of Directors held eight (8) meetings. A quorum of Directors attended each meeting of the Board of Directors and of Committees of the Board on which he served. In addition to regularly scheduled meetings, a number of Directors were involved in several informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters.

     Each Director who is not an employee of the Company is paid a fee of $300 for each Board of Directors meeting attended or dispensed with. In addition, each such director is paid a fee of $300.00 for attendance at a meeting of a committee of the Board and for any other meeting of directors at which less than a quorum of the Board is present.

AUDIT COMMITTEE

     The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management and the independent accountants their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; hold regularly scheduled meetings, separately and jointly, with representatives of management and independent accountants to make inquiries into and discuss their activities; and review the overall activities of the Company's internal auditors. The audit committee met two (2) times during 1997.

     Messrs. Schiffour, Zaid and Caballero served as members of the audit committee during 1997. Mr. Edelson resigned from the Board of Directors of the Company in February 1997. In March 1997, Mr. Ronald Zaid was appointed to the Board of Directors of the Company and to serve on the audit committee during 1997.

                        ADDITIONAL INFORMATION CONCERNING
                           INDEPENDENT PUBLIC ACCOUNTS

     The independent auditor for the Company, Weinberg, Pershes & Company, P.A. ("Weinberg") was dismissed on April 17, 1996. Weinberg's reports on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. At this time, management is not aware of any disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report.

     Weinberg was dismissed because management believes that its new auditors possess better Spanish to English translation capabilities. The Company believes that it is essential that the Company's auditors have Spanish-to-English translation capabilities in order to conduct the audits and reviews of the Company's financial statements efficiently and in a timely manner. Management determined that it was in the Company's best interests to engage a new independent auditor.

     In 1996, the Company engaged Shubitz, Rosenbloom & Co., P.A. ("Shubitz, Rosenbloom") of Miami, Florida as its principal accountant to audit the Company's financial statements. Shubitz, Rosenbloom has Spanish speaking accountants who are competent to handle the Company's changing needs and who have expertise in international tax and accounting issues.

                         STOCKHOLDER PROPOSALS FOR 1999

     Proposals of security holders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company by not later than January 20, 1999.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997 including the financial statements and the notes thereto are being mailed to the shareholders of record along with this Proxy Statement. The Annual Report on Form 10-KSB is not incorporated by reference in this Proxy Statement and is not considered to be a part of the proxy material.

                                  OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, Directors, or employees, personally or by telephone.



                                             By Order of the Board of Directors.

                                             /s/ Geraldine Lyons
                                             --------------------------
                                                 Geraldine Lyons
                                                 SECRETARY

Miami, Florida
May 29, 1998

                          LATIN AMERICAN CASINOS, INC.

                             3941 N.E. 163RD STREET
                        NORTH MIAMI BEACH, FLORIDA 33160

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Lloyd Lyons and Donald D. Schiffour and each of them, with full power of substitution, as proxies to vote as designated on the reverse side, all the shares of common stock held by the undersigned at the annual meeting of shareholders of Latin American Casinos, Inc. to held on June 29, 1998, at 10:00 AM at the Conference Center, R.I.U. Pan American Ocean Resort, 17875 Collins Avenue, Miami Beach, Florida 33160, or any adjournment thereof, and with discretionary authority to vote on all other matters that may properly come before the meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

[ X ] Please mark your
      votes as in this
      example.

                FOR  WITHHELD  Nominees:  Lloyd Lyons                                FOR   AGAINST  ABSTAIN
1. ELECTION OF  [ ]   [ ]                 Donald D. Schiffour    2.   APPROVAL OF    [ ]    [ ]       [ ]
   DIRECTORS                              Jose A. Caballero           INDEPENDENT
                                          Angel Garcia                ACCOUNTANTS
                                          Ronald Zaid


                                                  THIS PROXY WILL BE VOTED AS  DIRECTED,  OR IF NO DIRECTION
                                             IS INDICATED,  THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED
                                             ABOVE FOR ELECTION OF  DIRECTORS,  FOR APPROVAL OF  INDEPENDENT
                                             ACCOUNTANTS  AND IN THE  DISCRETION  OF THE  PERSONS  NAMED  AS
                                             PROXIES  WITH RESPECT TO ANY OTHER  BUSINESS  THAT MAY PROPERLY
                                             COME BEFORE THE MEETING.

                                                  IF   Y0OU   WISH   TO  VOTE   IN   ACCORDANCE   WITH   THE
                                             RECOMMENDATIONS  OF THE BOARD OF  DIRECTORS,  YOU MAY JUST SIGN
                                             AND DATE BELOW AND MAIL IN THE POSTAGE PAID ENVELOPE  PROVIDED.
                                             SPECIFIC CHOICES MAY BE MADE ABOVE.



SIGNATURE ______________________________  DATE _______ ____________________________________  DATE __________
                                                        SIGNATURE, IF HELD JOINTLY

NOTE: Please sign exactly as names appears hereon.  Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.